Exhibit 99.6

ROSS STORES, INC.
NOTICE OF GRANT OF PERFORMANCE SHARES

The Participant has been granted an award of Performance Shares (the “Award”) pursuant to the Ross Stores, Inc. 2008 Equity Incentive Plan (the “Plan”) and the Performance Share Agreement attached hereto (the “Agreement”), as follows:

Participant:	Employee ID:

Grant Date:	Grant No.:

Target Number of Performance Shares:	[_______________], subject to adjustment as provided by the Agreement.

Maximum Number of Performance Shares:	[_______________], subject to adjustment as provided by the Agreement. [Not to exceed 500,000 shares for each full fiscal year in the Performance Period]

Adjusted Pre-Tax Profit
Target:	$ ________________

Performance Period:	Company fiscal year beginning ________, and ending _______.

Performance Share Vesting Date:	March 31, _____, except as provided by the Agreement.

Vested Performance Shares:	Provided that the Participant’s Service has not terminated prior to the Performance Share Vesting Date, except as provided by the Agreement, on the Performance Share Vesting Date the number of Vested Performance Shares (not to exceed the Maximum Number of Performance Shares) shall be determined by multiplying the Target Number of Performance Shares by the Adjusted Pre-Tax Profit Multiplier (as defined by the Agreement).

Settlement Date:	The Performance Share Vesting Date, except as otherwise provided by the Agreement.

Vested Common Shares:	Except as provided by the Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Common Shares shall cumulatively increase on each respective date set forth below by the Vested Percentage set forth opposite such date, as follows:

	Common Share Vesting Date	Vested Percentage
	Settlement Date	30%
	1st Anniversary of Settlement Date	30%
	2nd Anniversary of Settlement Date	40%

Employment Agreement:	Executive Employment Agreement between the Company and the Participant, as in effect at any applicable time.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Performance Share Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Performance Share Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Performance Share Agreement, and hereby accepts the Award subject to all of their terms and conditions.

ROSS STORES, INC.	PARTICIPANT

By:
Signature
Its:
Date
Address: 4440 Rosewood Drive
Pleasanton, CA 94588	Address

ATTACHMENTS:	2008 Equity Incentive Plan, as amended to the Grant Date, Performance Share Agreement and Plan Prospectus

ROSS STORES, INC.
PERFORMANCE SHARE AGREEMENT

     Ross Stores, Inc. has granted to the Participant named in the Notice of Grant of Performance Shares (the “Grant Notice”) to which this Performance Share Agreement (the “Agreement”) is attached an Award consisting of Performance Shares subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Ross Stores, Inc. 2008 Equity Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan (the “Plan Prospectus”) in the form most recently prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Plan, (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.

     1. DEFINITIONS AND CONSTRUCTION.

          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned in the Grant Notice or the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) “Adjusted Pre-Tax Profit” means the earnings before taxes as reported in the Consolidated Statements of Earnings of the Company for the fiscal year of the Company coinciding with the Performance Period, adjusted to exclude from the determination of such amount the reduction in earnings resulting from the accrual of compensation expense for Performance Awards under the Plan and incentive awards under the Second Amended and Restated Ross Stores, Inc. Incentive Compensation Plan, granted in each case, with respect to the Performance Period.

               (b) “Adjusted Pre-Tax Profit Multiplier” means a number determined as follows:

Percentage of Adjusted Pre-	Adjusted Pre-Tax Profit
Tax Profit Target Achieved	Multiplier
Less than 90%	0.00%
90%	66.70%
95%	83.33%
100%	100.00%
105%	140.00%
110%	165.00%
115%	185.00%
Equal to or greater than 120%	200.00%

The Adjusted Pre-Tax Profit Multiplier for percentages of Adjusted Pre-Tax Profit Target achieved falling between the percentages set forth in the table above shall be determined by linear interpolation.

               (c) “Change in Control” means a “Change in Control” as defined by the Employment Agreement.

               (d) “Common Shares” mean shares of Stock issued in settlement of the Award.

               (e) “Expiration of Participant’s Employment Agreement Due to Non-Renewal” means the expiration of the Employment Agreement due to its “Non-Renewal,” as provided by the Employment Agreement.

               (f) “Performance Share” means a right to receive on the Settlement Date one (1) Common Share, subject to further restrictions as provided by this Agreement, if such Performance Share is then a Vested Performance Share.

               (g) “Termination Due to Disability” means the termination of the Participant’s employment due to “Disability” as defined by and upon terms set forth in the Employment Agreement.

               (h) “Termination for Cause” means the termination of the Participant’s employment for “Cause” as defined by the Employment Agreement.

               (i) “Termination for Good Reason” means the Participant’s termination of employment for “Good Reason” as defined by the Employment Agreement.

               (j) “Termination Without Cause” means the termination of the Participant’s employment “Without Cause” as defined by the Employment Agreement.

               (k) “Voluntary Termination” means the “Voluntary Termination” of the Participant’s employment as defined by the Employment Agreement.

          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

     2. ADMINISTRATION.

          All questions of interpretation concerning the Grant Notice, this Agreement and the Plan shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award as provided by the Plan. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

If the Participant is a Covered Employee, compensation realized by the Participant pursuant to the Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code and the regulations thereunder, and the provisions of this Agreement shall be construed and administered in a manner consistent with this intent. The Company intends that the Award comply with Section 409A of the Code (including any amendments or replacements of such section) and the regulations thereunder, and the provisions of this Agreement shall be construed and administered in a manner consistent with this intent.

     3. THE AWARD.

          3.1 Grant of Performance Shares. On the Grant Date, the Participant shall acquire, subject to the provisions of this Agreement, a right to receive a number of Performance Shares which shall not exceed the Maximum Number of Performance Shares set forth in the Grant Notice, subject to adjustment as provided in Section 12. The number of Performance Shares, if any, ultimately earned by the Participant, shall be that number of Performance Shares which become Vested Performance Shares.

          3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Performance Shares or the Common Shares issued upon settlement of the Performance Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Common Shares issued upon settlement of the Performance Shares.

     4. CERTIFICATION OF THE COMMITTEE.

          4.1 Level of Adjusted Pre-Tax Profit Attained. As soon as practicable following completion of the Performance Period, and in any event prior to the Performance Share Vesting Date, the Committee shall certify in writing the level of attainment of Adjusted Pre-Tax Profit during the Performance Period and the resulting number of Performance Shares which shall become Vested Performance Shares on the Performance Share Vesting Date, subject to the Participant’s continued Service until the Performance Share Vesting Date, except as otherwise provided by Section 5. The Company shall promptly notify the Participant of the determination by the Plan Administrator.

          4.2 Adjustment to Adjusted Pre-Tax Profit for Extraordinary Items. The Committee shall adjust Adjusted Pre-Tax Profit, as it deems appropriate, to exclude the effect (whether positive or negative) of any of the following occurring after the grant of the Award: (a) a change in accounting standards required by generally accepted accounting principles or (b) any extraordinary, unusual or nonrecurring item. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Adjusted Pre-Tax Profit in order to prevent the dilution or enlargement of the Participant’s rights with respect to the Award.

     5. VESTING OF PERFORMANCE SHARES.

          5.1 In General. Except as provided by this Section 5 and Section 11, the Performance Shares shall vest and become Vested Performance Shares as provided in the Grant Notice and certified by the Committee.

          5.2 Effect of Termination for Cause or Voluntary Termination. In the event of the Termination for Cause or Voluntary Termination of the Participant prior to the Performance Share Vesting Date, the Participant shall forfeit and the Company shall automatically reacquire all of the Performance Shares subject to the Award. The Participant shall not be entitled to any payment for such forfeited Performance Shares.

          5.3 Effect of Death, Termination Due to Disability, Termination Without Cause or Termination for Good Reason. In the event of the death, Termination Due to Disability, Termination Without Cause or Termination for Good Reason of the Participant prior to the Performance Share Vesting Date, then on the Performance Share Vesting Date a number of Performance Shares shall become Vested Performance Shares equal to that number of Performance Shares that would have become Vested Performance Shares had no such death or termination occurred.

          5.4 Effect of Expiration of Participant’s Employment Agreement Due to Non-Renewal. In the event of the Expiration of Participant’s Employment Agreement Due to Non-Renewal prior to the Performance Share Vesting Date, then on the Performance Share Vesting Date the number of Performance Shares that shall become Vested Performance Shares shall determined by multiplying (a) that number of Performance Shares that would have become Vested Performance Shares had no such expiration of the Employment Agreement occurred by (b) a percentage equal to either (i) if such expiration of the Employment Agreement occurs prior to the last day of the Performance Period, thirty percent (30%) multiplied by the ratio of the number of full months of the Participant’s employment with the Company during the Performance Period to the number of full months contained in the Performance Period or (ii) if such expiration of the Employment Agreement occurs on or after the last day of the Performance Period but prior to the Performance Share Vesting Date, thirty (30%).

          5.5 Forfeiture of Unvested Performance Shares. Except as otherwise provided by this Section 5 or Section 11, on the Performance Share Vesting Date, the Participant shall forfeit and the Company shall automatically reacquire all Performance Shares subject to the Award which have not become Vested Performance Shares (“Unvested Performance Shares”). The Participant shall not be entitled to any payment for such forfeited Performance Shares.

          5.6 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 4.4 of the Plan, any and all new, substituted or additional securities or other property (other than regular, periodic dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Performance Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Performance Shares” and “Unvested Performance Shares” for all purposes of this Section 5 with the same force and effect as the Unvested Performance Shares immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Performance Shares following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.

     6. SETTLEMENT OF THE AWARD.

          6.1 Issuance of Common Shares. Subject to the provisions of Section 6.3 below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Performance Share one (1) Common Share. Common Shares issued in settlement of Performance Shares shall be subject to the vesting conditions, Company Reacquisition Right and restrictions on transfer set forth in Sections 7, 8.1 and 15, respectively, and any such other restrictions as may be required pursuant to Section 6.3, Section 10 or the Insider Trading Policy.

          6.2 Beneficial Ownership of Common Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all vested Common Shares acquired by the Participant pursuant to the settlement of the Award. Further, the Participant hereby authorizes the Company, in its sole discretion, to deposit unvested Common Shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 9. Except as otherwise provided by this Section, a certificate for the Common Shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

          6.3 Restrictions on Grant of the Award and Issuance of Common Shares. The grant of the Award and issuance of Common Shares upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state law or foreign law with respect to such securities. No Common Shares may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Common Shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          6.4 Fractional Shares. The Company shall not be required to issue fractional Common Shares upon the settlement of the Award. Any fractional share resulting from the determination of the number of Vested Performance Shares shall be rounded up to the nearest whole number.

     7. VESTING OF COMMON SHARES.

          7.1 In General. Except as provided by this Section 7 and Section 11, the Common Shares issued in settlement of the Award shall vest and become Vested Common Shares as provided in the Grant Notice; provided however, that Common Shares that would otherwise become Vested Common Shares on a date (the “Original Vesting Date”) on which a sale of such shares by the Participant would violate the Insider Trading Policy shall, not withstanding the vesting schedule set forth in the Grant Notice, become Vested Common Shares on the first to occur of (a) the next business day on which such sale would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the Original Vesting Date occurred or (ii) the last day of the Company’s taxable year in which the Original Vesting Date occurred.

          7.2 Effect of Termination for Cause or Voluntary Termination. In the event of the Termination for Cause or Voluntary Termination of the Participant on or after the Settlement Date, no additional Common Shares shall become Vested Common Shares.

          7.3 Effect of Death, Termination Due to Disability, Termination Without Cause or Termination for Good Reason. In the event of the death, Termination Due to Disability, Termination Without Cause or Termination for Good Reason of the Participant prior to the Performance Share Vesting Date, then on the Settlement Date the Company shall issue to the Participant one (1) Vested Common Share for each Vested Performance Share determined in accordance with Section 5.3. In the event of the death, Termination Due to Disability, Termination Without Cause or Termination for Good Reason of the Participant on or after the Settlement Date, then the vesting of all Unvested Common Shares issued in settlement of the Award shall be accelerated in full effective as of the date of such death or termination.

          7.4 Effect of Expiration of Participant’s Employment Agreement Due to Non-Renewal. In the event of the Expiration of Participant’s Employment Agreement Due to Non-Renewal prior to the Performance Share Vesting Date, then on the Settlement Date the Company shall issue to the Participant one (1) Vested Common Share for each Vested Performance Share determined in accordance with Section 5.4. In the event of the Expiration of Participant’s Employment Agreement Due to Non-Renewal on or after the Settlement Date, then the vesting of the then Unvested Common Shares issued in settlement of the Award shall be accelerated effective as of the date of such termination on a pro rata basis. The number of such additional Common Shares that shall become vested as of the date of such expiration of the Employment Agreement shall be that number of additional Common Shares that would have become vested through the date of such expiration in accordance with the vesting schedule set forth in the Grant Notice had such vesting schedule provided for the accrual of vesting on a daily basis (based on a 365 day year). Pro rata vesting for the Common Shares that would vest on the first anniversary of the Settlement Date shall be accrued at a daily rate of 0.1370%, and pro rata vesting for the Common Shares that would vest on the second anniversary of the Settlement Date shall be accrued at a daily rate of 0.0913%.

     8. COMPANY REACQUISITION RIGHT.

          8.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided by this Agreement, in the event that (a) the Participant’s Service terminates or (b) the Participant, the Participant’s legal representative, or other holder of the shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without limitation, any transfer to a nominee or agent of the Participant, any Common Shares which are not Vested Common Shares (“Unvested Common Shares”), the Company shall automatically reacquire the Unvested Common Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).

          8.2 Ownership Change Event, Dividends, Distributions and Adjustments. Upon the occurrence of an Ownership Change Event, a dividend or distribution to the stockholders of the Company paid in shares of Stock or other property, or any other adjustment upon a change in the capital structure of the Company as described in Section 4.4 of the Plan, any and all new, substituted or additional securities or other property (other than regular, periodic dividends paid on Stock pursuant to the Company’s dividend policy) to which the Participant is entitled by reason of the Participant’s ownership of Unvested Common Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Common Shares,” “Stock” and “Unvested Common Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Common Shares immediately prior to the Ownership Change Event, dividend, distribution or adjustment, as the case may be. For purposes of determining the number of Vested Common Shares following an Ownership Change Event, dividend, distribution or adjustment, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after any such event.

     9. ESCROW.

          9.1 Appointment of Agent. To ensure that Common Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Common Shares and to sell, assign and transfer to the Company any such Unvested Common Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.

          9.2 Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Common Shares with the Company’s transfer agent to be held in book entry form, as provided in Section 6.2, and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the Unvested Common Shares and, if required by the Company, an Assignment Separate from Certificate with respect to such book entry shares and each such certificate duly endorsed (with date and number of Common Shares blank) in the form attached to the Notice, to be held by the Agent under the terms and conditions of this Section 9 (the “Escrow”). Upon the occurrence of a Change in Control or a change, as described in Section 12, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Unvested Common Shares that remain, following such Change in Control or change described in Section 12, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Unvested Common Shares immediately before such event. The Company shall bear the expenses of the Escrow.

          9.3 Delivery of Common Shares to Participant. The Escrow shall continue with respect to any Common Shares for so long as such Common Shares remain subject to the Company Reacquisition Right. Upon termination of the Company Reacquisition Right with respect to Common Shares, the Company shall so notify the Agent and direct the Agent to deliver such number of Common Shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the Common Shares specified by such notice, and the Escrow shall terminate with respect to such Common Shares.

     10. TAX MATTERS.

          10.1 Tax Withholding.

               (a) In General. At the time the Grant Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of Common Shares in settlement thereof. The Company shall have no obligation to process the settlement of the Award or to deliver Common Shares until the tax withholding obligations as described in this Section have been satisfied by the Participant.

               (b) Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Company may permit the Participant to satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for either (i) delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Vested Shares, or (ii) payment by check. The Participant shall deliver written notice of any such permitted election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to the date on which the Company’s tax withholding obligation arises (the “Withholding Date”). If the Participant elects payment by check, the Participant agrees to deliver a check for the full amount of the required tax withholding to the applicable Participating Company on or before the third business day following the Withholding Date.

If the Participant elects payment by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized, at its discretion, to satisfy the tax withholding obligations through any means authorized by this Section 10.1, including by directing a sale for the account of the Participant of some or all of the Vested Shares from which the required taxes shall be withheld, by withholding from payroll and any other amounts payable to the Participant or by withholding shares in accordance with Section 10.1(c).

               (c) Withholding in Common Shares. The Company may require the Participant to satisfy its tax withholding obligations by deducting from the Common Shares otherwise deliverable to the Participant in settlement of the Award or from the Common Shares otherwise to be released from the Company Reacquisition Right a number of whole, Vested Common Shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

          10.2 Election Under Section 83(b) of the Code.

               (a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Common Shares, if anything, and the fair market value of the Common Shares as of the date on which the Common Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Common Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Common Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Common Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Common Shares at the time such restrictions lapse. The Participant further understands, however, that if Common Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Common Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Common Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Common Shares even though the Participant incurred a tax liability by making an election under Section 83(b).

               (b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Common Shares pursuant to this Agreement.

Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Common Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE COMMON SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.

               (c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.

     11. CHANGE IN CONTROL.

          11.1 Effect of Change in Control on Performance Shares. In the event of the consummation of a Change in Control prior to the Performance Share Vesting Date, the vesting of 100% of the Target Number of Performance Shares shall be accelerated and such Performance Shares shall be deemed Vested Performance Shares effective as of the date of the Change in Control. The Award shall be settled in full in accordance with Section 6 immediately prior to the Change in Control, provided that the Participant’s Service has not terminated prior to the Change in Control. In settlement of the Award, the Company shall issue to the Participant one (1) Vested Common Share for each Vested Performance Share determined in accordance with this Section. The vesting of Performance Shares and settlement of the Award that was permissible solely by reason of this Section shall be conditioned upon the consummation of the Change in Control.

          11.2 Effect of Change in Control on Common Shares. In the event of the consummation of a Change in Control on or after the Settlement Date, the vesting of all Unvested Common Shares issued in settlement of the Award shall be accelerated in full effective as of the date of the Change in Control.

          11.3 Federal Excise Tax Under Section 4999 of the Code.

               (a) Excess Parachute Payment. In the event that any acceleration of vesting the Performance Shares or the Common Shares and any other payment or benefit received or to be received by the Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the amount of any acceleration of vesting called for by this Agreement shall not exceed the amount which produces the greatest after-tax benefit to the Participant.

               (b) Determination by Independent Accountants. Upon the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 11.3(a) (an “Event”), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). Unless the Company and the Participant otherwise agree in writing, the Accountants shall determine and report to the Company and the Participant within twenty (20) days of the date of the Event the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section.

     12. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

          Subject to any required action by the stockholders of the Company and the requirements of Section 409A of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number of Performance Shares and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.

     13. RIGHTS AS A STOCKHOLDER OR EMPLOYEE.

          The Participant shall have no rights as a stockholder with respect to any Common Shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 12. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or a Parent or Subsidiary and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in Service interfere in any way with any right of the Company or any Parent or Subsidiary to terminate the Participant’s Service at any time.

     14. LEGENDS.

          The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Common Shares issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

     15. RESTRICTIONS ON TRANSFER OF COMMON SHARES.

          No Common Shares may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Common Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Common Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Common Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Common Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Common Shares to the Company’s transfer agent.

     16. COMPLIANCE WITH SECTION 409A.

          It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with this Award that may result in Section 409A Deferred Compensation shall comply in all respects with the applicable requirements of Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to avoid the unfavorable tax consequences provided therein for non-compliance. In connection with effecting such compliance with Section 409A, the following shall apply:

          16.1 Required Delay in Payment to Specified Employee. If the Participant is a “specified employee” of a publicly traded corporation as defined under Section 409A(a)(2)(B)(i) of the Code, unless subject to an applicable exception under Section 409A, any payment of Section 409A Deferred Compensation in connection with a “separation from service” (as determined for purposes of Section 409A) shall not be made until six (6) months after the Participant’s separation from service (the “Section 409A Deferral Period”). In the event such payments are otherwise due to be made in installments or periodically during the Section 409A Deferral Period, to the extent permitted under Section 409A, the payments of Section 409A Deferred Compensation which would otherwise have been made in the Section 409A Deferral Period shall be accumulated and paid in a lump sum as soon as the Section 409A Deferral Period ends, and the balance of the payments shall be made as otherwise scheduled.

          16.2 Other Delays in Payment. Neither the Participant nor the Company shall take any action to accelerate or delay the payment of any benefits under this Agreement in any manner which would not be in compliance with Code Section 409A (including any transition or grandfather rules thereunder).

          16.3 Amendments to Comply with Section 409A; Indemnification. Notwithstanding any other provision of this Agreement to the contrary, the Company is authorized to amend this Agreement, to void or amend any election made by the Participant under this Agreement and/or to delay the payment of any monies and/or provision of any benefits in such manner as may be determined by the Company, in its discretion, to be necessary or appropriate to comply with Section 409A (including any transition or grandfather rules thereunder) without prior notice to or consent of the Participant. The Participant hereby releases and holds harmless the Company, its directors, officers and stockholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.

          16.4 Advice of Independent Tax Advisor. The Company has not obtained a tax ruling or other confirmation from the Internal Revenue Service with regard to the application of Section 409A to the Award, and the Company does not represent or warrant that this Agreement will avoid adverse tax consequences to the Participant, including as a result of the application of Section 409A to the Award. The Participant hereby acknowledges that he or she has been advised to seek the advice of his or her own independent tax advisor prior to entering into this Agreement and is not relying upon any representations of the Company or any of its agents as to the effect of or the advisability of entering into this Agreement.

     17. MISCELLANEOUS PROVISIONS.

          17.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 11 in connection with a Change in Control, no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement shall be effective unless in writing.

          17.2 Nontransferability of the Award. Prior the issuance of Common Shares on the Settlement Date, neither this Award nor any Performance Shares subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

          17.3 Unfunded Obligation. The Participant shall have the status of a general unsecured creditor of the Company. Any amounts payable to the Participant pursuant to the Award shall be an unfunded and unsecured obligation for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Company shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Company and the Participant, or otherwise create any vested or beneficial interest in the Participant or the Participant’s creditors in any assets of the Company. The Participant shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Award.

          17.4 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          17.5 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

          17.6 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company or a Parent or Subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 17.6(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 17.6(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 17.6(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 17.6(a).

          17.7 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Employment Agreement, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any settlement of the Award and shall remain in full force and effect.

          17.8 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

          17.9 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.